UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

O2 Secure Wireless, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 15, 2007

Dear Shareholder:

I am pleased to invite you to attend the annual meeting of stockholders of O2 Secure Wireless, Inc. (“Company”) to be held on October 22, 2007 at 10:00 AM at the offices of O2 Secure Wireless, Inc. 4898 S. Old Peachtree Rd, Suite 150, Norcross, Georgia  30071.

At this year’s meeting you will vote on the Employee Stock Option Incentive Plan. This plan is to be instituted in an effort to retain and/or attract highly talented individuals in lieu of cash.  Additionally, you will vote to reelect two (2) directors to the Board of Directors.

Attached you will find a notice of meeting and proxy statement containing further information about these items and the meeting. Also enclosed is a proxy card for you to return your vote and a return envelope for your proxy card as well as an admission card if you plan to attend.

Your vote is very important. Whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible. You may vote by completing and mailing the enclosed proxy card, or by completing and faxing the enclosed proxy card to Stalt, Inc., at +1 650 321-7113.

Voting will ensure your representation at the meeting if you do not attend in person, and will also help reduce expenses by helping ensure that a quorum is present. The enclosed materials describe the different voting procedures.

In the meantime, please visit the Company website at http://www.o2securewireless.net to review updates on the Employee Stock Option Incentive Plan.  Also, you may call our Investor hotline at 678-942-0684 if you have any questions.

Thank you for your support of the Company, and we look forward to seeing you.

Sincerely,

/s/ Craig C. Sellars
Craig Sellars
CEO and Director

O2 Secure Wireless, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 22, 2007

TO THE OWNERS OF COMMON STOCK OF O2 Secure Wireless, Inc.:

As a stockholder of O2 Secure Wireless, Inc., a Georgia corporation (the “Company”), you are cordially invited to be present, either in person or by proxy, at the Annual Meeting of Stockholders of the Company to be held at the offices of O2 Secure Wireless, Inc. 4898 S. Old Peachtree Rd., Suite 150, Norcross, Georgia  30071 on October 22, 2007 at 10:00 AM, local time, for the following purposes:

1.                                       To ratify the Employee Stock Option Incentive Plan

2.                                       To reelect two (2) directors

Only stockholders of record at the close of business on September 8, 2007 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

If you are unable to attend the annual meeting in person, it is extremely important that you complete the enclosed proxy to cast your vote so that we may be assured of a quorum. Failure to have a quorum may result in the Company incurring the additional expense of a rescheduled stockholders’ meeting and proxy solicitation which will further erode stockholder value. If you plan to attend the Annual Meeting in person, you will need to bring your admission ticket and a photo ID. However, even if you plan to attend, we ask that you promptly MARK, SIGN, DATE and RETURN the enclosed proxy promptly in the enclosed self-addressed envelope to help us determine if a costly solicitation of proxies by an outside service bureau can be avoided. Our Directors, officers and employees may solicit proxies by mail, telephone, E-mail, and personal contact. They will not receive any additional compensation for these activities. If you receive more than one proxy because you own shares registered in different names or addresses, each proxy should be completed and returned. Your proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

Your attention is directed to the attached Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

Craig Sellars
CEO and Director

Norcross, GA September 15, 2007

O2 Secure Wireless, Inc.

4898 S. Old Peachtree Rd, STE 150

Norcross, GA 30071

678-942-0684

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 22, 2007

The Annual Meeting of Stockholders of O2 Secure Wireless, Inc., a Georgia corporation (the “Company”), will be held on October 22, 2007, at the time and place and for the purposes set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors on behalf of the Company in connection with such meeting and any continuation or adjournment thereof. If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies (except for those proxies that have been effectively revoked or withdrawn) will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, notwithstanding that such proxies may have been effectively voted on the same or any other matter at a previous meeting. The Annual Meeting will begin promptly at 10:00 a.m. In order to avoid any disruption for those in attendance, late comers will not be seated. This Proxy Statement and the enclosed form of proxy are first being sent to the stockholders on or about September 16, 2007.

The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers and employees of the Company may solicit proxies in person, electronically or by telephone at no additional compensation. The Company will also request record holders of Common Stock who are brokerage firms, custodians and fiduciaries to forward proxy materials to the beneficial owners of such shares.

Any proxy given pursuant to this solicitation may be revoked by the filing with and receipt by the Secretary of the Company of a written revocation or duly-executed proxy bearing a later date and does not preclude the stockholder from voting in person at the Annual Meeting if he or she so desires. The persons named in the form of proxy solicited by the Board of Directors will vote all proxies that have been properly executed. If a stockholder specifies on such proxy a choice with respect to the proposal to be acted upon, the proxy will be voted in accordance with such specification. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE PROPOSALS LISTED ON THE PROXY CARD.

VOTING SECURITIES

Only holders of record of the Company’s common stock, no par value per share (“Common Stock”), at the close of business on September 8 2007 (the “Record Date”) have the right to receive notice of and to vote at the Annual Meeting. As of the Record Date, 26,526,552 shares of Common Stock were issued and outstanding. Each holder of record of Common Stock is entitled to one vote for each share held with respect to all matters to be voted upon at the Annual Meeting. Voting rights of the Common Stock are non-cumulative.

Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum, permitting the business of the meeting to be conducted. The affirmative vote of the holders of a majority of the shares of Common

Stock present in person or represented by proxy at the Annual Meeting and voted on the subject matter will be required to act on Proposal Number 1. The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be required to act on Proposal Number 2.  Shares for which the holder has elected to abstain or has withheld authority to vote on a matter will count toward a quorum but will have different effects on the outcome of the vote on such matter. An abstention from voting on a matter (other than the election of directors) has the same legal effect as a vote against the matter, even though the stockholder may interpret such action differently.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

One person known by the Company (excluding Officers or Directors of the Corporation) beneficially owned more than five percent of the Company’s Common Stock as of September 8, 2007.

Name and Address of Owner	Amount owned	Percent of Class

T. Scott Conley 3909 Ashford Dunwoody Atlanta, Georgia 30319-1834	5,526,000	20.8%

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of September 8, 2007 for (a) each of the three highest paid persons who are officers or directors, and (b) those directors that own Company Common Stock and (c) all directors and current executive officers of the Company as a group. The Company does not have any ten percent (10%) stockholders. Except as otherwise noted, the Company believes that the persons or entities in this table have sole voting and investing power with respect to all the shares of Common Stock owned by them. Any information appearing below concerning persons other than officers and directors of the Company is to the Company’s best knowledge based on information obtained from the Company’s transfer agent, Stalt, Inc.

Name and Address of Owner	Amount owned	Percent of Class

Keith A. Greaves (1),(2),(3) 3915 Cascade Road, S.W. Suite 110 Atlanta, Georgia 30331	4,600,000	17.3%

Craig C. Sellars (1),(2),(3),(4) 4898 S. Old Peachtree Rd. NW, Suite 150 Norcross, GA 30071	750,228	2.8%

All Officers and Directors as a Group (2)	5,350,228	20.1%

(1)           Executive Officer

(2)           All Officers and directors as a Group consists of two Officers and two Directors.

(3)           Two Directors that own Company Common Stock.

(4)           Mr. Sellars’ ownership consists of 250,228 shares owned outright, and shares issuable under a warrant to purchase 500,000 shares of common stock at $1.00 per share until December 31, 2007.

PROPOSAL 1

Employee Stock Option Incentive Package

The Employee stock option incentive package has been instituted in order to attract and retain talented personnel in lieu of cash payments through salary. This plan enables O2 Secure Wireless, Inc. to compete with other companies and attract the brightest and best talent, while enabling the company to maintain the employees in whom the investment has already been made over the past three years. The package will also allow the company to reward those who aid the development of the company without sacrificing much needed capital.

EMPLOYEE STOCK OPTION INCENTIVE PACKAGE

RECOMMENDATION

THE BOARD OF DIRECTORS BELIEVES THAT THE RATIFICATION OF THE EMPLOYEE STOCK OPTION INCENTIVE PACKAGE IS IN THE BEST INTEREST OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE “FOR” THIS PACKAGE AS SET FORTH IN PROPOSAL 1.

OFFICERS, BOARD OF DIRECTORS AND COMMITTEES

Listed below are the names, positions, and vote for this proposal.

Name		vote	Package

(1)	Craig C. Sellars	FOR	Employee stock option incentive package
(2)	Keith A. Greaves	FOR	Employee stock option incentive package

PROPOSAL 2

Reelection of two (2) Directors

The Board of Directors currently consists of two (2) members.  Our directors hold office until the next annual meeting of the shareholders and until their successor(s) have been duly elected or qualified. At the meeting, stockholders will be asked to reelect Craig Sellars and Keith Greaves (the “Nominees”) to serve in such capacity until the 2008 Annual Meeting, or until their successors are duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote to elect the Nominees, each of whom is an incumbent director, and each of whom has consented to serve if elected. If some unexpected occurrence should make necessary, in the discretion of the Board of Directors, the substitution of some other person for any of the Nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board of Directors.

The following are our executive officers and directors and their respective ages and positions as of September 8, 2007:

Name and Address	Age	Position
Craig C. Sellars	29	Chief Executive Officer, Director and President
Keith A. Greaves	62	Director and Secretary

Below are biographies of our executive officers as of September 8, 2007:

Craig C. Sellars.

Mr. Sellars serves as our President and Chief Executive Officer since July 15, 2007, and had served as our Chief Technology Officer and director since January 2005.  Mr. Sellars’ has over ten years experience with internet application development, wireless application, and wi-fi planning, development and implementation.  Mr. Sellars holds a Bachelor of Science degree in computer science from Georgia Institute of Technology, and is currently pursuing a Masters of Business Administration degree from Georgia State University.  From June 1998 to January 2001, Mr. Sellars was an engineer at VerticalOne Corporation, where he contributed to VerticalOne’s development of internet technology for its online account management services used by Yahoo!, MSN, AOL, Bank of America and Wells Fargo, among others.  Starting in 1999, he spearheaded the planning, development and deployment of VerticalOne’s wireless data services to PDA’s and cell phones.  In 2001, he participated in the formation of Netconx D&C Wireless, LLC, which was formed to sell and install wireless networking technology.

Keith A. Greaves,  CFA.

Mr. Greaves is one of our founders, and has served as a director since inception (October 29, 2003).  Mr. Greaves holds a Bachelors Degree in industrial engineering from New York University, and an MBA in Finance and Accounting from Indiana University.  He is a Chartered Financial Analyst (CFA), and is a former president of the Atlanta Society of Financial Analysts.  Mr. Greaves has over 35 years of experience in finance and business development.  From June 1985 to September 1995, Mr. Greaves founded and served as president of Greaves Capital Management, Inc., an asset management company for institutional investors.  From 1995 to October 2003, Mr. Greaves served as securities analyst for various brokerage firms, including Thomas Securities and The Malachi Group, Inc.

Board Committees

We do not currently have an audit committee, or any other committee, although we plan to form an audit committee when we have at least two independent directors.  Further, our Board does not have a financial expert, as defined by SEC regulations.  We intend to seek a candidate to serve in this role in the near future.

Compensation of Directors

We do not currently pay any compensation to our directors other than reasonable expenses incurred in connection with providing services as a director.

Summary Compensation Table

The following summary compensation table shows certain compensation information for services rendered in all capacities for the current year.

Name and Principal Position	Year	Salary

Craig C. Sellars, Current Chief Executive Officer, President and Director	2007	$80,000

T. Scott Conley, Former Chief Executive Officer, President, and Chairman of Board of Directors (1)	2007	$80,000

Keith A. Greaves, Director	2007	N/A

(1) Mr. Conley resigned his positions on July 15, 2007.

None of the Company’s named executive officers exercised any options or stock appreciation rights during the last fiscal year.

Employment Agreements

As of February 24, 2007, we have entered into written employment agreements with our executive officers, as follows:

We have entered into an employment agreement with Craig C. Sellars as of February 24, 2007, under which we agreed to employ him as Chief Technology Officer for five years ending February 24, 2012 at an annual salary of $80,000 for the year ending December 31, 2007, with annual increases of at least $2,000 per year.  Mr. Sellars now serves as the President and Chief Executive officer under the same agreement.

The employment agreements with our officers each contain provisions that bar the officer from competing with us, from soliciting our employees or customers, or from disclosing our confidential information or trade secrets during employment and for a period of time thereafter.  In addition, the employment agreements contain provisions that prevent the employee from selling any of our common stock except in amounts less than is permitted under Rule 144. See “Shares of Company Eligible for Future Sale.”

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the Company’s 2007 Annual Meeting of Stockholders must be received by the Secretary of the Company for inclusion in the Company’s proxy statement and form of proxy relating to that meeting by 11:59PM (Eastern Standard Time) October 20, 2007.  The tentative date for the 2007 Annual Meeting is Monday,  October 22, 2007.  Any such stockholder proposal must meet the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

COPIES OF THE COMPANY’S REGISTRATION STATEMENT ON FORM 10-SB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CAN BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY, 4898 S. OLD PEACHTREE ROAD, SUITE 150, NORCROSS, GEORGIA 30071, ATTENTION: INVESTOR RELATIONS. THIS CAN ALSO BE OBTAINED BY GOING TO THE COMPANY’S WEB-SITE AT HTTP://WWW.O2SECUREWIRELESS.NET WHERE LINKS TO THE COMPANY’S FORM 10-SB AND THE QUARTERLY FORMS 10-QSB ARE AVAILABLE.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Craig C. Sellars
Craig Sellars
CEO and Director

September 15, 2007

O2 SECURE WIRELESS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of O2 SECURE WIRELESS, INC., a Georgia corporation (the Company”), hereby nominates, constitutes and appoints Craig C. Sellars, Director, President and Chief Executive Officer of the Company, as proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on October 22, 2007, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned  would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1. To ratify the Employee Stock Option Incentive Package

☐	FOR RATIFICATION OF THE EMPLOYEE STOCK OPTION INCENTIVE PACKAGE

☐	WITHHELD for the ratification of the employee stock option incentive package

Proposal 2. To elect the Board of Directors’ two nominees as directors:  Craig C. Sellars and Keith A. Greaves

☐	FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

☐	WITHHELD for all nominees listed above

(To withhold authority to vote for any individual nominee, write that nominee’s name in the space below)

The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof.  With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS.  IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated September 15, 2007,  relating to the Annual Meeting.

Dated: , 2007

Signature:	Signature:

Signature(s) of Stockholder(s)  (See Instructions Below)

The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate.  If stock is held jointly, all joint owners should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If signer is a corporation, please sign the full corporation name, and give title of signing officer.  If stock is held under corporate entity proxies, provide authorizing documents.

☐ Please indicate by checking this box if you anticipate attending the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE OR FAX DIRECTLY TO STALT, INC. AT (650) 321-7113.